UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________________________________________________________

Date of Report (Date of earliest event reported): August 3, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2017, Coolisys Technologies, Inc., a Delaware corporation and wholly owned subsidiary of the Company, entered into a Securities Purchase Agreement (“Agreement”) to acquire all of the outstanding Membership Interests of Power-Plus Technical Distributors, LLC, a California limited liability company.

Under the terms of the Agreement, Coolisys Technologies will acquire all of the Membership Interests of Power-Plus Technical Distributors for the purchase price of $850,000. The purchase price of $850,000 will be paid by (i) the assumption of loans (or pay off of such loans) in the approximate amount of $198,000; (ii) a two year promissory note in the amount of $255,000 payable in 24 monthly installments; and (iii) cash at closing of approximately $397,000. The closing of the acquisition of the Membership Interests in Power-Plus Technical Distributors is subject to certain conditions including entering into agreements with Power-Plus Technical Distributors’ banks to allow Coolisys Technologies to assume such loans or payoff such loans. It is anticipated that the closing will occur on or around September 1, 2017.

Power-Plus Technical Distributors is an industrial distributor of value added power supply solutions, UPS systems, fans, filters, line cords, and other power-related components. For the year ended December 31, 2016, Power-Plus Technical Distributor earned revenues of approximately $2,200,000.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in its entirety

No financial statements are required for Power-Plus Technical Distributors because its does not meet the significant subsidiary test within the meaning of Regulation S-X.

Item 9.01     Financial Statements and Exhibits (d)

Exhibit
No.	Description

10.1	Securities Purchase Agreement CooliSys Technologies, Inc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Date: August 7, 2017	By:	/s/ Amos Kohn
Amos Kohn,
President and Chief Executive Officer
(Duly Authorized Officer)